Exhibit 10.2 (iv)

Amendments to the

Barnes Group Inc. Retirement Benefit Equalization Plan (RBEP)

1st Amendment - Section 3.2 of the RBEP is amended to read as follows, effective as of January 1, 2009:

“3.2 Minimum Criteria. The minimum criteria for receipt of benefits under this Plan shall be that an employee of the Company (a) participates or has participated in the SRIP; and (b) is receiving or will receive benefits under the SRIP that are limited by reason of Section 401(a)(17) and/or Section 415 of the Internal Revenue Code. Notwithstanding the foregoing, if an employee who has been considered a Participant in this Plan on or after January 1, 2009 also participates in the Company’s Supplemental Senior Officer Retirement Plan (“SSORP”) and satisfies the age and service conditions to receive a benefit payable upon Separation from Service (as defined in the SSORP) or death under the SSORP (subject to Section 8.8 thereof), he shall, as of the time of satisfaction of such conditions, no longer be considered a Participant in this Plan with respect to any benefit that would otherwise be payable under this Plan upon the same event (i.e., a Separation from Service as defined in the SSORP or death) and that has the same time and form of payment (within the meaning of Treasury Regulation 1.409A-3, including if applicable and without limitation the same ‘toggled’ time and form of payment described in Treasury Regulation 1.409A-3(c)(2)) as the Participant’s benefit under the SSORP, but only to the extent that such benefit under this Plan, as of immediately before the time at which the Participant satisfies the age and service conditions to receive a benefit upon that event under the SSORP, is equal to or less than such benefit under the SSORP, as of the time at which the Participant satisfies such conditions. Any determinations required by the preceding sentence shall be made by the Committee in accordance with the applicable provisions of this Plan and the SSORP based on the advice of professional advisors, including without limitation the Company’s actuary and tax counsel, to the extent that the Committee deems in its sole discretion to be advisable. In no event shall any Participant who was a participant in the SSORP on or after January 1, 2009 accrue any benefits under this Plan that are payable upon a Separation from Service or death after he satisfies the age and service conditions to receive a benefit under the SSORP that is payable upon the same type of event, unless the Committee or the Board provides otherwise. For purposes of this Section 3.2, benefits are payable “upon” an event such as a separation from service (however defined) or death if they would be considered to be payable upon such event for purposes of Section 409A of the Code, including in particular and without limitation Treasury Regulation 1.409A-3(a) thereunder.”

2nd Amendment - Section 4.5 of the RBEP is amended to read as follows, effective on the date of its adoption in December, 2009:

“4.5 Time and Form of Payment in Case of Certain SSORP Participants. Notwithstanding any provision of this Plan other than this Section 4.5 relating to the time or form of payment of retirement benefits hereunder to the contrary, except the Preamble, Section 5.5 (relating to Lump Sum Cashout) and Section 7.1 (relating to the six month delay applicable to Specified Employees), and subject to the second sentence of this Section 4.5, if, on the December 31 that immediately precedes any calendar year after 2009 in which a Participant in this Plan will accrue benefits under this Plan (including without limitation an individual who is not a Participant on such December 31 who will become a Participant in this Plan during that calendar year), the Participant (or individual who will become a Participant) is a Group II Participant in the SSORP who has not yet attained age 55, any benefits that will be accrued by such Participant in that calendar year (the “Service Year”) under this Plan that are payable upon Separation from Service (other than by death), i.e., (in the case of this Plan as in effect on December 31, 2009) benefits under Section 4, will be paid as follows (and only as follows): (a) if the Participant has a “Separation from Service (other than by reason of death)” within the meaning of the SSORP before the date on which the Participant attains age 55, at the time and in the form of payment (within the meaning of “time and form of payment” in Treasury Regulation 1.409A-3(c)(2)) that will apply under the provisions of this Plan (other than this Section 4.5) as in effect on the December 31 immediately preceding that Service Year to any benefits that are payable upon Separation from Service (other than by death) that are accrued under this Plan in that Service Year by a Participant who participated in the SSORP on or before July 22, 2009, who has a Separation from Service (other than by death) prior to his 55th birthday, and (b) in accordance with Treasury Regulation 1.409A-3(c)(2), if the Participant has a “Separation from Service (other than by reason of death)” within the meaning of the SSORP on or after the date on which the Participant attains age 55, at the time and in the form of payment that will apply under the provisions of the SSORP (other than Section 4.5 thereof) as in effect on the December 31 immediately preceding that Service Year to benefits that are payable upon a “Separation from Service (other than by reason of death)” within the meaning of the SSORP that are accrued under the SSORP in that Service Year by a Group II Participant who has a “Separation from Service (other than by reason of death)” within the meaning of the SSORP on or after the date on which the Group II Participant attains age 55 and 10 years of Credited Service (as defined in the SSORP). In no event shall any benefits that will be accrued under this Plan in any Service Year be paid pursuant to the preceding sentence (or otherwise) unless the minimum criteria for receipt of benefits under this Plan have been satisfied by the Participant, or the Committee or the Board (or a written agreement approved by the Committee or the Board) provides for payment thereof, nor shall any benefits that will be accrued under this Plan in any Service Year be paid pursuant to the preceding sentence (or otherwise) if the individual in question has a Separation from Service on or after the time as of which he is no longer considered a Participant in this Plan with respect to those benefits pursuant to the second sentence of Section 3.2. Unless the relevant provisions of this Plan or the SSORP are changed after 2009, in any case in which clause (b) of this Section 4.5 applies (“Separation from Service (other than by reason of death)” within the meaning of the SSORP on or after the date on which the Participant attains age 55), the methodology for converting from the annuity benefits form that would otherwise apply under this Plan to the installments form that applies under the SSORP to a Group II Participant who attains age 55 and 10 years of Credited Service (as defined in the SSORP) shall be the same methodology that is prescribed in Section 9.2 for determining the amount of the installments payable pursuant to that Section to a Participant who had a Separation from Service on or after his or her 55th birthday. For purposes of this Section 4.5, benefits are payable “upon” an event such as a separation from service (however defined) or death if they would be considered to be payable upon such event for purposes of Section 409A of the Code, including in particular and without limitation Treasury Regulation 1.409A-3(a) thereunder.”

3rd Amendment -Section 6 of the RBEP is amended to read as follows, effective on the date of adoption of this 3rd Amendment in December, 2009:

“SECTION 6

“DEATH BENEFITS

“6.1 Entitlement to the Benefit. If a Participant dies after becoming eligible for a benefit under the SRIP but prior to the date any benefits under this Plan have actually commenced, the Participant’s Spouse shall be eligible to receive a monthly lifetime benefit payable as of the day that was or would have been the Participant’s Benefit Commencement Date (and actually commencing within the 90-day period beginning on such date, but, if the Participant died after a Separation from Service, not later than the latest date within such 90-day period on which the first payment of the benefits that would have been paid to the Participant on account of Separation from Service under this Plan if s/he had lived would have been considered timely under Treasury Regulation 1.409A-3(d)), had his or her date of death been the date the Participant had a Separation from Service.

“6.2 Amount of the Benefit. The benefit shall be equal to the amount that would have been payable to the Spouse under this Plan under a 50% joint and contingent annuity option if the Participant had begun to receive benefits in that form as of his or her Benefit Commencement Date and died the next day.

“6.3 Entitlement to and Amount of the Benefit in the Case of Certain Participants. If a Participant, some of whose benefits under this Plan are benefits to which Section 9.2 applies and some of whose benefits under this Plan are benefits to which Section 9.2 does not apply, dies after the Participant’s benefits under this Plan to which Section 9.2 applies have actually commenced but prior to the date any of the Participant’s benefits under this Plan to which Section 9.2 does not apply have actually commenced, the Participant’s Spouse shall be eligible to receive a monthly lifetime benefit payable as of the day that was or would have been the Participant’s Benefit Commencement Date (and actually commencing within the 90-day period beginning on such date, but not later than the latest date within such 90-day period on which the first payment of the benefits to which Section 9.2 does not apply that would have been paid to the Participant on account of Separation from Service under this Plan if s/he had lived would have been considered timely under Treasury Regulation 1.409A-3(d)), had his or her date of death been the date the Participant had a Separation from Service. The benefit shall be equal to the amount that would have been payable to the Spouse under this Plan under a 50% joint and contingent annuity option if the Participant had begun to receive the benefits to which Section 9.2 does not apply in that form as of his or her Benefit Commencement Date and died the next day.

“6.4 Certain Time and Form of Payment Provisions. Notwithstanding any provision of this Plan other than this Section 6.4 relating to the time or form of payment of death benefits to the contrary except the Preamble, and subject to the second sentence of this Section 6.4, if, on the December 31 that immediately precedes any calendar year after 2009 in which a Participant in this Plan will accrue benefits under this Plan (including without limitation an individual who is not a Participant on such December 31 who will become a Participant in this Plan during that calendar year), the Participant (or individual who will become a Participant) is a Group II Participant in the SSORP who has not yet attained age 55, any benefits that will be accrued by such Participant in that calendar year (the “Service Year”) under this Plan that are payable upon death, i.e., (in the case of this Plan as in effect on December 31, 2009) the death benefits under Section 6.1 and Section 6.2, will be paid as follows (and only as follows): (a) if the Participant dies before the date on which he attains age 55, at the time and in the form of payment (within the meaning of “time and form of payment” in Treasury Regulation 1.409A-3(c)) that will apply under the provisions of this Plan (other than this Section 6.4) as in effect on the December 31 immediately preceding that Service Year to any benefits that are payable upon death that are accrued under this Plan in that Service Year by a Participant who participated in the SSORP on or before July 22, 2009, who dies prior to his 55th birthday, and (b) in accordance with Treasury Regulation 1.409A-3(c), if the Participant dies on or after the date on which he attains age 55, at the time and in the form of payment that will apply under the provisions of the SSORP (other than Section 5.3A thereof) as in effect on the December 31 immediately preceding that Service Year to any benefits that are payable upon death that are accrued under the SSORP in that Service Year by a Group II Participant who dies on or after the date on which he attains age 55 and 5 years of Credited Service (as defined in the SSORP). In no event shall any benefits that will be accrued under this Plan in any Service Year be paid pursuant to the preceding sentence (or otherwise) unless the minimum criteria for receipt of benefits have been satisfied by the Participant and any other conditions to entitlement to a death benefit under this Plan have been satisfied, or the Committee or the Board (or a written agreement approved by the Committee or the Board) provides for payment thereof, nor shall any benefits that will be accrued under this Plan in any Service Year be paid pursuant to the preceding sentence (or otherwise) if the individual in question dies on or after the time as of which he is no longer considered a Participant in this Plan with respect to those benefits pursuant to the second sentence of Section 3.2. For purposes of this Section 6.4, benefits are payable “upon” an event such as a separation from service (however defined) or death if they would be considered to be payable upon such event for purposes of Section 409A of the Code, including in particular and without limitation Treasury Regulation 1.409A-3(a) thereunder.”

4th Amendment - Section 9 of the RBEP is amended to read as follows, effective as of July 22, 2009:

“SECTION 9

“BENEFITS FOR EXECUTIVE OFFICERS PARTICIPATING

IN THE 2009 DEFERRED COMPENSATION PLAN

“9.1 Conditions for Benefits. Notwithstanding any other provisions of this Plan, no benefits provided under this Plan upon a Participant’s Separation from Service or death to which Section 9.2 applies shall be payable to or in respect of a Participant who also participates in the Barnes Group 2009 Deferred Compensation Plan (the “2009 DC Plan”) if, at the Participant’s “separation from “service” (within the meaning of the 2009 DC Plan) or death, the Participant has met the requisite age and service conditions for payment of a benefit under the 2009 DC Plan upon the same event (i.e., a “separation from service” or death) as the event upon which the benefits to which Section 9.2 applies would otherwise be payable to or in respect of the Participant under this Plan, nor shall such a Participant accrue any benefits under this Plan (to which Section 9.2 applies or otherwise) that are payable upon a Separation from Service or death after s/he has met the age and service conditions for payment of a benefit under the 2009 DC Plan upon the same type of event. For purposes of this Section 9, benefits and installments are provided or payable “upon” an event such as a separation from service (however defined) or death if they would be considered to be provided or payable upon such event for purposes of Section 409A of the Code, including in particular and without limitation Treasury Regulation 1.409A-3(a) thereunder.

“9.2 Time and Form of Benefits. Notwithstanding any provisions of this Plan other than this Section 9.2 relating to the time or form of payment of benefits except the Preamble, Section 5.5, Section 7 and Section 9.3, and subject to Section 9.1, if a Participant who was not a participant in the SSORP on or before July 22, 2009 also participates in the 2009 DC Plan (the first date, if any, on which such a Participant is both a Participant in this Plan and a participant in the 2009 DC Plan being hereafter referred to as the Participant’s “First Dual Participation Date”), any benefit payable to or in respect of the Participant under this Plan upon the Participant’s Separation from Service or death to which benefit this Section 9.2 applies in accordance with the provisions below of this Section 9.2, shall be paid in the form of installments, provided at the same time as installments would have been payable under the 2009 DC Plan upon a Separation from Service (as defined in that Plan) or death, assuming for this purpose (and it shall be assumed for this purpose) that the Participant (or the Participant’s Spouse, in the case of any benefit payable upon the Participant’s death) was entitled to benefits from the 2009 DC Plan, and any such benefit to which this

Section 9.2 applies shall be paid in that form and at that time irrespective of any change after the Participant’s First Dual Participation Date in his or her status as a participant in the 2009 DC Plan. For the avoidance of doubt, under the 2009 DC Plan, the number of such installments will be five, and the time of payment of such installments will be as follows: in the case of any benefit payable to the Participant under this Plan upon Separation from Service (other than by death) to which benefit this Section 9.2 applies, the first installment is payable on the first day of the seventh month following Separation from Service (as defined in the 2009 DC Plan), unless the death of the Participant occurs after Separation from Service (as defined in the 2009 DC Plan) and prior to the date on which the first installment is paid, in which case the first installment is payable within 90 days after death, but not later than the latest date within such 90-day period on which the first installment that would have been paid to the Participant on account of Separation from Service (as defined in the 2009 DC Plan) if s/he had lived would have been considered timely under Treasury Regulation 1.409A-3(d); in the case of any benefit payable in respect of the Participant under this Plan upon Separation from Service by death to which benefit this Section 9.2 applies, the first installment is payable within 90 days after death; and in each case the last four installments are paid on anniversaries of the first installment payment. This Section 9.2 shall apply only to the following benefits payable to or in respect of the Participant under this Plan upon the Participant’s Separation from Service or death: (a) this Section 9.2 shall apply to any benefit payable to or in respect of the Participant under this Plan upon the Participant’s Separation from Service or death that is accrued after the calendar year in which the Participant’s First Dual Participation Date occurs, (b) if the Participant was not a Participant in this Plan before his or her First Dual Participation Date, this Section 9.2 shall also apply to any benefit payable to or in respect of the Participant under this Plan upon the Participant’s Separation from Service or death that is accrued in the calendar year in which the Participant’s First Dual Participation Date occurs, and (c) if the Participant was a Participant in this Plan before his or her First Dual Participation Date, and (i) the Participant’s First Dual Participation Date is in the same calendar year in which s/he became a Participant in this Plan or in January of the following calendar year, and (ii) the Participant did not accrue a benefit or defer compensation under a plan in any year (within the meaning of Treasury Regulation 1.409A-2(a)(7)(iii)) prior to the calendar year in which s/he became a Participant in this Plan, and (iii) the Participant’s base compensation did not exceed the compensation limit of Section 401(a)(17) of the Code before the calendar year in which s/he became a Participant in this Plan and his or her benefits under the SRIP were not limited by Section 415 of the Code before the calendar year in which s/he became a Participant in this Plan, then this Section 9.2 shall also apply to any benefit payable to or in respect of the Participant under this Plan upon the Participant’s Separation from Service or death that is accrued in the calendar year in which the Participant’s First Dual Participation Date occurs and, if the Participant’s First Dual Participation Date is in January of the calendar year immediately following the calendar year in which s/he became a Participant in this Plan, shall also apply to any benefit payable to or in respect of the Participant under this Plan upon the Participant’s Separation from Service or death that was accrued in the calendar year in which the Participant became a Participant in this

Plan; provided, however, that clause (iii) of this sentence shall not apply if the Participant becomes a Participant in this Plan in 2009. Within the meaning of the preceding sentence (other than clause (c)(ii) thereof), all benefits payable to or in respect of a Participant under this Plan upon the Participant’s Separation from Service or death are “accrued” on or after the date on which the Participant becomes a Participant in this Plan, including any such benefits which are based in whole or in part on the Participant’s service or compensation before that date. Any provision above of this Section 9.2 to the contrary notwithstanding, in no event shall this Section 9.2 apply to any benefit with respect to which a timely initial deferral election cannot be made by the service recipient under Treasury Regulation 1.409A-2(a)(2) on a Participant’s First Dual Participation Date. In no event shall any installments be paid pursuant to this Section 9.2 (or otherwise) unless the minimum criteria for receipt of benefits under this Plan have been satisfied by the Participant, or the Committee or the Board (or a written agreement approved by the Committee or the Board) provides for payment thereof, nor shall any installments be paid pursuant to this Section 9.2 (or otherwise) upon a Separation from Service or death after the Participant satisfies the requisite age and service conditions for payment of a benefit under the 2009 DC Plan upon the same event as the event upon which the installments in question would otherwise be payable hereunder. The amount of the installments payable pursuant to this Section 9.2 upon the Participant’s Separation from Service or death shall be determined as follows:

Step 1. Determine the monthly benefit payable to the Participant upon the Participant’s Separation from Service on the date in question under Section 4 (or, in the case of a Separation from Service by death, the monthly benefit that would have been payable to the Participant under Section 4 if the Separation from Service on the date in question had been other than by death), including both benefits to which this Section 9.2 applies and any benefits to which this Section 9.2 does not apply, assuming for purposes of this Step 1 (and it shall be assumed for purposes of this Step 1) that the Participant were receiving his or her benefit under Section 4 in the form of a single life annuity commencing as of the Benefit Commencement Date that would apply in the Participant’s case under Section 4.1 or Section 4.2 if the Participant were receiving his or her benefit under Section 4 in that form. Subtract the portion of the monthly benefit which is not a benefit to which Section 9.2 applies (determined in accordance with the provisions above of this Section 9.2, including in particular and without limitation clauses (a), (b) and (c) thereof), and then multiply the remainder by twelve (12).

Step 2. If the Participant had a Separation from Service prior to his or her 55 th birthday, multiply the amount determined at the end of Step 1 by a single life annuity factor based on the Participant’s age on the first day of the month following the date on which the Participant had a Separation from Service (or, in the case of the Participant’s death before the first day of that month, the age the Participant would have been on the first day of that month) and the Participant’s age on the Benefit Commencement Date

determined under Section 4.1 (or, in the case of the Participant’s death before that Benefit Commencement Date, the age the Participant would have been on that Benefit Commencement Date). If the Participant had a Separation from Service on or after his or her 55th birthday, multiply the amount determined at the end of Step 1 by a single life annuity factor based on the Participant’s age on the first day of the month following the date on which the Participant had a Separation from Service (or, in the case of the Participant’s death before the first day of that month, the age the Participant would have been on the first day of that month). In each case, the annuity factor shall be based on an interest rate equal to the discount rate and any other assumptions used by the Company to value pension liabilities under this Plan for the financial statements of the Company last disclosed before the computation hereunder is made (unless a remeasurement of the pension liabilities has taken place since that time, in which case the remeasurement assumptions shall be used).

Step 3. Treat the lump sum amount determined in Step 2 as the opening balance in a hypothetical account to be used to pay the installments to the Participant. Hypothetical interest shall be credited to the account on the last day of each calendar month (through the month that next precedes the last installment payment) by multiplying one-twelfth of the Wall Street Journal prime rate in effect on such day by the account balance as of the last day of the immediately preceding month.

Step 4. Pay the installments referred to in Step 3 to the Participant at the times indicated in the second sentence of this Section 9.2 for Separation from Service (other than by death), with the installments equal to the applicable percentage below multiplied by the hypothetical account as of the last day of the month before the month in which payment occurs (after crediting interest until such date):

Installment	Percentage
First	20%
Second	25%
Third	33 1/3%
Fourth	50%
Fifth	100%

If the Participant dies on or after the date on which the Participant has a Separation from Service and prior to the date on which the first installment is paid to the Participant, pay the Spouse five installments at the times indicated in the second sentence of this Section 9.2 for Separation from Service by death or, if applicable, for death after Separation from Service and prior to the date on which the first installment is paid, with the installments equal to the applicable percentage in the table above multiplied by 50% of the hypothetical account as of the last day of the month before the month in which payment occurs (after crediting interest until such date).

If a Participant who is entitled to installments hereunder dies after receipt of the first installment and before receipt of the fifth installment, any installment(s) remaining unpaid at death shall be paid, at the same time(s) that such installment(s) would have been paid to the Participant, to a Beneficiary who is determined consistent with the provisions of Section 5.4 hereof. However, if such Beneficiary dies after s/he receives the first of such remaining installments, and before s/he receives the last of such remaining installments, then, notwithstanding any provision above of this Section 9.2 to the contrary, any installment(s) remaining unpaid on the date of death of the Beneficiary shall thereupon cease to be payable, and any benefits to which this Section 9.2 applies shall thereupon be deemed to have been paid in full. If a Spouse who is entitled to installments hereunder dies before s/he receives all five installments, then, notwithstanding any provision above of this Section 9.2 to the contrary, any installment(s) remaining unpaid on the date of death of the Spouse shall thereupon cease to be payable, and any benefits to which this Section 9.2 applies shall thereupon be deemed to have been paid in full. For the avoidance of doubt, (A) a Spouse is entitled to installments hereunder if (and only if) a Participant who is entitled to installments hereunder dies prior to the date any benefits under this Plan have actually commenced, (B) the amount of the installments payable to the Spouse is to be determined in accordance with the second sentence of Step 4 above, (C) the first of such installments is payable to the Spouse within 90 days after the Participant’s death unless the Participant dies after Separation from Service (as defined in the 2009 DC Plan) and prior to the date on which the first installment is paid, in which case the first installment is payable to the Spouse within 90 days after death, but not later than the latest date within such 90-day period on which the first installment that would have been paid to the Participant on account of Separation from Service (as defined in the 2009 DC Plan) if s/he had lived would have been considered timely under Treasury Regulation 1.409A-3(d), and (D) the four other installments are payable to the Spouse on anniversaries of the first installment payment.

“9.3 Exception to Section 9.2. If a Participant in this Plan who was not a participant in the SSORP on or before July 22, 2009 also participates in the 2009 DC Plan and was not a Participant in this Plan before his or her First Dual Participation Date, but under Section 6.1(C) of a Severance Agreement with the Company that was entered into at any time before the date on which s/he became a participant in the 2009 DC Plan (the “2009 DC Plan Participation Date”) would have been deemed to have been participating in this Plan before the 2009 DC Plan Participation Date if Severance Payments had been payable pursuant to Section 6.1 of that Agreement before that date, (and whether or not s/he would have been deemed to have been vested in this Plan before the 2009 DC Plan Participation Date under said Section 6.1(C), and whether or not any benefits would have been payable thereunder in respect of benefits deemed to have been accrued under this Plan before that date), and if the time and form of payment (within the meaning of the Treasury Regulations under Section 409A of the Code) of any benefits that would have been deemed to have been accrued under this Plan pursuant to and within the meaning of said Section 6.1(C) before the Participant’s First Dual

Participation Date, would have been determined pursuant to said Section 6.1(C) in accordance with the provisions of this Plan other than Section 9.2 (any such benefits the time and form of payment of which would have been determined pursuant to said Section 6.1(C) in accordance with the provisions of this Plan other than Section 9.2 being hereafter referred to as a “Pre-2009 DC Plan Accrual”), then, notwithstanding the provisions of Section 9.2 (including in particular and without limitation clause (b) thereof), Section 9.2 shall not apply to any benefit payable to or in respect of the Participant under this Plan upon the Participant’s Separation from Service or death that is accrued under this Plan in the calendar year in which the Participant’s First Dual Participation Date occurs, and that is attributable to the same period of service and compensation prior to that date to which the Pre-2009 DC Plan Accrual is attributable, nor shall Section 9.2 apply, if the Participant was not participating in either this Plan or the 2009 DC Plan before the First Dual Participation Date (i.e., if the Participant became a Participant in this Plan and a participant in the 2009 DC Plan on the same date), to any benefit payable to or in respect of the Participant under this Plan upon the Participant’s Separation from Service or death that is accrued under this Plan in the calendar year in which the Participant’s First Dual Participation Date occurs, and that is attributable to the Participant’s service in, and compensation in or for, the period from the First Dual Participation Date to the close of the calendar year in which the First Dual Participation Date occurs; instead, the time and form of payment of any such benefit payable to or in respect of the Participant under this Plan shall be determined in accordance with the provisions of this Plan other than Section 9.2.”